Certificate No. ________ For ________ Shares Issued to ______________________________ Transferred from ______________ / /20

No. Original Certificate	No. Original Shares	No. Of Shares Transferred

Dated ______________________, 20 ____ Receipt acknowledged ______________________

NUMBER
***

INCORPORATED UNDER THE LAWS OF
NEVADA

SHARES
***



LEGACY EDUCATION ALLIANCE, INC.

Total Authorized Issue: 220,000,000 Shares
200,000,000 Common Shares, $0.0001 par value per share
20,000,000 Preferred Shares, $0.0001 par value per share

This Certifies that SPECIMEN ______________________ *is the owner of* ______________________ *fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this* __________ *day of* ______________ *20* ___

______________________ TREASURER/SECRETARY

____

______________________ PRESIDENT

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN	As joint tenants with right of survivorship and not as tenants in common	TEN ENT	As tenants by the entireties
		UNIF GIFT MIN ACT	Uniform Gifts to Minors Act
TEN COM	As tenants in common	CUST	Custodian for
		UNIF TRANS MIN ACT	Uniform Transfers to Minors Act

For Value Received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

________________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

________________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ________________ *20* ___

In presence of

____________________ ____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

CERTIFICATE

FOR SHARES OF

Issued to

Dated